Exhibit 10.5

EXHIBIT E

SUBORDINATION AGREEMENT

This SUBORDINATION AGREEMENT (this “Agreement”) is made as of the       day of March     , 2004, by and among JOSEPH L. SIMEK (“Mr. Simek”), FRANCES L. SIMEK (“Mrs. Simek” and together with Mr. Simek, the “Subordinated Lenders”), TIME AMERICA, INC., a Nevada corporation (“Borrower”), and LAURUS MASTER FUND, LTD., a Cayman Islands company (“Senior Lender”).

PRELIMINARY STATEMENTS:

WHEREAS, Borrower and Senior Lender are about to enter into the Securities Purchase Agreement (as hereinafter defined) whereby Borrower shall issue and sell and Senior Lender shall purchase a note in the principal amount of $2,000,000 and a warrant to purchase up to 280,000 shares of Company common stock;

WHEREAS, Borrower has an outstanding balance owed to each of the Subordinated Lenders with regard to the Subordinated Debt (as hereinafter defined); and

WHEREAS, a condition to closing under the Securities Purchase Agreement is that payment and performance of all Subordinated Debt be subordinated to the Senior Debt (as hereinafter defined) to the extent and on the terms and conditions set forth herein and that the Subordinated Lender enter into this Agreement to evidence such subordination.

AGREEMENTS:

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Subordinated Lenders and Senior Lender hereby agree as follows:

1.             Definitions.  The following terms shall have the meanings specified below. Any reference to any renewal, extension, replacement or other modification of any of the Senior Loan Documents that may be contained in the definitions of the Senior Loan Documents set forth below shall not be deemed to waive any consent of any respective Subordinated Lender to the extent such consent is required under Section 4(b) below or otherwise limit in any way any respective Subordinated Lender’s rights under Section 4(b). Any reference to any renewal, extension, replacement or other modification of any of the Subordinated Loan Documents that may be contained in the definitions of the Subordinated Loan Documents set forth below shall not be deemed to waive any consent of the Senior Lender to the extent such consent is required under Section 6 below or otherwise limit in any way Senior Lender’s rights under Section 6.

“Agreement” shall have the meaning assigned to such term in the first paragraph of this Agreement.

“Borrower” shall have the meaning assigned to such term in the first paragraph of this Agreement.

“Collateral” means all assets now or hereafter securing or intended to secure the payment and performance of the Senior Debt and the Subordinated Debt including without limitation all assets covered by any of the Senior Loan Security Documents and the Subordinated Loan Security Documents.

 “Paid in Full” or “Payment in Full” means, with respect to the payment of the Senior Debt, that the Senior Debt has been fully, finally and indefeasibly paid in cash and all of the financing arrangements and commitments between Borrower and Senior Lender have been terminated.

“Permitted Subordinated Lender Actions” means any lawful action taken by any Subordinated Lender pursuant to their respective Subordinated Loan Security Documents or applicable law in order to enforce payment of the Subordinated Debt and their rights against the Collateral, but only to the extent such action is permitted pursuant to Section 2.2(b) of this Agreement.

“Secured Convertible Term Note” means that certain Secured Convertible Term Note issued pursuant to the Securities Purchase Agreement by the Borrower to the Senior Lender on the date even herewith in the principal amount of $2,000,000, together with all extensions, modifications, substitutions or renewals thereof.

“Securities Purchase Agreement” means that certain securities Purchase Agreement which the execution of this Agreement is a condition precedent with this Agreement, between Senior Lender and Borrower, regarding the issuance and sale of a $2,000,000 note and warrant to purchase 280,000 shares of the Borrower’s common stock.

“Senior Debt” means the debt evidence by the Secured Convertible Term Note.

“Senior Lender” shall have the meaning assigned to such term in the first paragraph of this Agreement.

“Senior Loan Documents” means any and all documents, instruments or agreements now or hereafter evidencing, securing or executed in connection with the Senior Debt including, without limitation, the Securities Purchase Agreement, the Secured Convertible Term Note, the Senior Loan Security Documents and any other instruments or agreements now or hereafter executed in connection therewith, as any such documents may be restated, amended, supplemented or otherwise modified from time to time.

“Senior Loan Security Documents” means, singly and collectively any documents, instruments or agreements now or hereafter securing, or intended to secure, the Senior Debt, including without limitation, the Security Agreement by Borrower, dated of even date herewith (until released in accordance with its terms).

“Subordinated Debt” means the amounts owing on the Subordinated Notes and any other loans or indebtedness hereafter provided by any Subordinated Lender to Borrower, however evidenced.

“Subordinated Notes” mean (i) that certain Promissory Note issued by Borrower to Mrs. Simek, on September 4, 2001, in the aggregate principal amount of $500,000, (ii) that certain promissory note issued by Borrower to Mr. Simek on March 31, 2001, in the aggregate principal amount of $400,000, and (iii) that certain Promissory Note issued by Borrower to Mr. Simek on November 2, 2001, in the aggregate principal amount of $200,000, each together with all extensions, modifications, substitutions or renewals thereof.

 “Subordinated Lenders” shall have the meaning assigned to such term in the first paragraph of this Agreement.

“Subordinated Loan Documents” means the Subordinated Notes, the Subordinated Loan Security Documents, and all other documents and instruments now or hereafter evidencing, securing or executed in connection with the Subordinated Debt.

“Subordinated Loan Security Documents” means, singly and collectively any documents, instruments or agreements now or hereafter securing, or intended to secure, the Subordinated Debt.

2.             Subordination.

2.1           Payments on Subordinated Debt.  Except as otherwise provided in this Agreement, each of the Subordinated Lenders agrees that it will not ask for, demand, sue for, or take or receive from Borrower or any successor or assign of Borrower, including a receiver, trustee or debtor in possession, whether by setoff or in any other manner, the whole or any part of the Subordinated Debt, unless and until all of the Senior Debt shall have been Paid in Full.  Notwithstanding the foregoing sentence to the contrary, so long as (i) Senior Lender has received all payments then due and owing under the Senior Loan Documents; and (ii) Senior Lender has not delivered to the Subordinated Lenders written notice of the occurrence of an event of default under the Senior Loan Documents, then, Borrower may pay to the Subordinated Lenders, and the Subordinated Lenders may accept and retain from Borrower payments of principal and interest on the Subordinated Debt (the “Permitted Payments”).  If Permitted Payments are suspended, in the case of an event of default under the Senior Loan Documents, such Permitted Payments may be resumed only after such an event of default is cured or waived or after the Senior Debt is Paid in Full.

2.2           Subordinated Lenders’ Liens.

(a)           Notwithstanding the date, manner or order of perfection or attachment of the security interests and liens granted by Borrower to Senior Lender or any Subordinated Lender, and notwithstanding the usual application of the priority provisions of the UCC or any other applicable law or judicial decision, or whether Senior Lender or any Subordinated Lender holds possession of all or any part of the Collateral, Senior Lender shall have a first and prior continuing security interest in and lien on the Collateral, and Subordinated Lender shall have a security interest therein subordinate in priority to the lien and security interest held by Senior Lender.  Senior Lender and the Subordinated Lenders nevertheless, each agree to make such filings and recordings in the public records to evidence the priorities made herein as the other may reasonably request.

(b)           Each Subordinated Lender agrees that such Subordinated Lender will not without Senior Lender’s written permission and in concert with and at the direction of Senior Lender:  (a) commence any action or proceeding or otherwise take action against Borrower to recover all or any portion of the Subordinated Debt, including any action to foreclose or realize upon any Collateral securing the Subordinated Debt; or (b) commence, or join with any creditor, other than Senior Lender, in commencing, directly or indirectly, or cause Borrower to commence, or assist Borrower in commencing, any proceeding under any bankruptcy, insolvency, reorganization, receivership or similar laws for arrangement of debts of Borrower.

(c)           Except as provided in Section 2.2(b) above and subject at all times to Senior Lender’s prior and superior lien in the Collateral, in the event any payment or distribution to any Subordinated Lender is made from any of the Collateral upon or with respect to any of the Subordinated Debt, other than any payments of principal and interest which such Subordinated Lender is permitted to accept and retain hereunder, prior to the time all of the Senior Debt shall have been fully, finally and indefeasibly paid, such Subordinated Lender shall receive and hold the same in trust, as trustee, for the benefit of Senior Lender and shall immediately deliver the same to Senior Lender in precisely the form received for application against the Senior Debt, whether due or not due, and, until so delivered, the same shall be held in trust by such Subordinated Lender as the property of Senior Lender.

(d)           The provisions of this Agreement are applicable regardless of whether the security interest and/or lien of Senior Lender in the Collateral is not perfected or is voidable for any reason.

2.3           Payments Held in Trust.  In the event that any Subordinated Lender shall receive any payment, or security for payment, on the Subordinated Debt which such Subordinated Lender is not entitled to receive or accept under the provisions of this Section 2, such Subordinated Lender will hold any such amount or security so received as trustee of an express trust for the sole and exclusive benefit of Senior Lender, and such Subordinated Lender will forthwith assign and turn over the same to Senior Lender, in the form received, properly endorsed and assigned, to be applied to payment of or held by Senior Lender, as security for the Senior Debt, as the case may be.  In the event of any failure by such Subordinated Lender to make any such endorsement or assignment, Senior Lender is hereby irrevocably authorized, as attorney-in-fact for the respective Subordinated Lender, to make the same.

3.             Further Limitations on Actions of Subordinated Lenders.

3.1           Other than Permitted Subordinated Lender Actions (which Subordinated Lenders may take at any time, but only to the extent permitted by this Agreement and the Subordinated Loan Documents and applicable law), until Senior Lender has received Payment in Full of all Senior Debt, no Subordinated Lender shall enforce or exercise, or seek to enforce or exercise, any right of acceleration or demand, or commence any other action or proceeding

(including without limitation the initiation of any legal proceedings) to collect all or any part of the Subordinated Debt.

3.2           Senior Lender hereby approves the execution and delivery of the Subordinated Loan Documents as the same exist as of the date hereof and acknowledges that such execution and delivery shall not constitute an event of default under the Senior Loan Documents.

4.             Continuing Subordination.  The subordination effected by this Agreement is a continuing subordination and may not be modified or terminated by any Subordinated Lender or any other holder of any Subordinated Debt until all of the Senior Debt shall have been Paid in Full. At any time and from time to time, without the consent of or notice to the Subordinated Lenders or any other holder of any Subordinated Debt, and without impairing or affecting the obligations of any of them hereunder:

4.1           Senior Lender may exercise or refrain from exercising any rights or remedies against Borrower subject to each respective Subordinated Lender’s rights pursuant to Section 2.2(b) of this Agreement;

4.2           The Senior Loan Documents may be revised, amended or otherwise modified for the purpose of adding or changing any provisions thereof or changing in any manner the rights of Senior Lender and/or Borrower;

4.3           The terms of this Agreement shall continue in full force and effect in the event that all or any portion of the Senior Debt is refunded, refinanced, or extended and the term “Senior Debt” shall include any Senior Debt which is refunded, refinanced or extended on one or more occasions, and in any such case, the terms “Securities Purchase Agreement” and “Senior Loan Documents” and the like as used herein shall refer to the agreements and instruments executed in connection with any such refunding, refinancing or extension;

4.4           Subject to the provisions of Section 5 of this Agreement, the maturity of the Senior Debt may be accelerated after the occurrence of an event of default and any Collateral or any other rights of Senior Lender may be exchanged, sold, surrendered, released or otherwise dealt with in any lawful manner; and

4.5           Any person liable in any manner for payment of all or any part of the Senior Debt may be released.

Notwithstanding the occurrence of any of the foregoing, the provisions of this Agreement shall remain in full force and effect.

5.             No Modification of Subordinated Debt.  Until the Senior Debt shall have been Paid in Full, neither Borrower nor any Subordinated Lender shall amend, modify or terminate the Subordinated Notes, or any other Subordinated Loan Document (as the same exist on the date hereof) without the prior written consent of Senior Lender, which consent shall not be unreasonably withheld; and any such purported amendment, modification or termination without such consent shall be ineffective; this prohibition includes, but not by way of limitation, any acceleration of the amortization schedule of the Subordinated Debt and any increase in the rate of interest that accrues thereon. Notwithstanding the foregoing, any Subordinated Lender may agree to amend their respective Subordinated Loan Documents without Senior Lender’s consent to (i) reduce the interest rate, (ii) extend the maturity of any principal amount or interest due thereunder, or (iii) waive or otherwise delete any provision thereof with respect to such Subordinated Lender’s rights thereunder, provided that a copy of any such amendment shall be provided to Senior Lender contemporaneously with the execution thereof. Any reference to any renewal, extension, replacement or other modification of any of the Subordinated Loan Documents that may be contained in the definition of any of the Subordinated Loan Documents set forth in this Agreement shall not be deemed to waive the consent required by this Section 5 or otherwise limit in any way Senior Lender’s rights under this Section 5.

6.             Senior Debt and Subordinated Debt Default and Default Notices.

6.1           If an event of default shall occur under or within the meaning of any of the Senior Loan Documents, a default and event of default shall occur under the Subordinated Lender Documents.  Any notice of an “event of default” under the Senior Loan Documents which Senior Lender sends to Borrower shall also be simultaneously sent to Subordinated Lenders (and their counsel) at the address set forth in Section 13 below.

6.2           If a default or event of default shall occur under or within the meaning of any of the Subordinated Lender Documents, an event of default shall occur under the Senior Loan Documents.  Any notice of “default” or “event of default” under the Subordinated Loan Documents which any respective Subordinated Lender sends to Borrower shall also be simultaneously sent to Senior Lender (and its counsel) at the addresses set forth in Section 13 below.

7.             Bankruptcy Financing Issues.  This Agreement shall continue in full force and effect after the filing of any petition for relief by or against Borrower under the United States Bankruptcy Code (the “Code”) and all converted or succeeding cases in respect thereof (all references herein to Borrower being deemed to apply to Borrower as debtor-in-possession and to a trustee for Borrower), and shall apply with full force and effect with respect to all Collateral acquired by Borrower, and to all Senior Debt and Subordinated Debt incurred by Borrower, subsequent to such filing.  If Borrower shall become subject to a proceeding under the Code, and if the Senior Lender shall desire to permit the use of cash collateral by Borrower or to provide post-petition financing from the Senior Lender to Borrower, each Subordinated Lender agrees as follows:  (a) no notice need be provided to any respective Subordinated Lender for such use of cash collateral or such post-petition financing; and (b) no objection will be raised by the Subordinated Lenders to any such use of cash collateral or such post-petition financing from the Senior Lender.  No objection will be raised by the Subordinated Lenders to the Senior Lender’s motion for relief from automatic stay in any such proceeding to foreclose on, sell or otherwise realize upon the Collateral.  In case of any assignment by Borrower for the benefit of creditors, and in case of the appointment of any receiver for Borrower or Borrower’s business or assets, and in case of any dissolution or other winding up of the affairs of Borrower, or of Borrower’s business, and in all such cases respectively, the officer of Borrower and any assignee, trustee in bankruptcy, receiver, and other person or persons in charge, are hereby directed to pay to Senior Lender the full amount of Senior Lender’s claims against Borrower before making any payment to any Subordinated Lender, and so far as may be necessary for that purpose, the Subordinated

Lenders hereby transfer and assign to Senior Lender all their rights to any payment or distribution which might otherwise be coming to it.  Senior Lender is hereby irrevocably constituted and appointed the attorney-in-fact of the Subordinated Lenders to file any and all proofs of claim and any other documents and to take all other action, either in the name of Senior Lender or any Subordinated Lender, which in the opinion of Senior Lender is necessary or desirable to enable Senior Lender to obtain all such payments.

8.             Transfers: Binding Effect.

8.1           Subject to Section 8.2 below, Senior Lender shall have the right to sell, assign, transfer or otherwise dispose of any of the Senior Debt, or any interest therein, from time to time, without the prior consent of any other party hereto.

8.2           This Agreement shall extend to and bind the respective successors, assigns, and transferees of the parties hereto and shall inure to the benefit of any such successor, assignee or transferee but shall not otherwise create any rights or benefits for any third party.

9.             Headings.  The headings in this Agreement are for convenience of reference only and shall not after or otherwise affect the meaning hereof.

10.           Conflicts with Senior or Subordinated Loan Documents.  Notwithstanding any term or provision of the Senior Loan Documents or the Subordinated Loan Documents or any other agreement to which Borrower, Senior Lender or the Subordinated Lenders are a party or by which any of them is bound, in the event that any term or provision of any such instrument or agreement conflicts or is inconsistent with the terms and provisions of this Agreement, until such time as the Senior Debt shall have been Paid in Full, the terms and provisions of this Agreement shall control.

11.           Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICT OF LAWS.

12.           Waivers: Amendments, Etc.  Neither this Agreement nor any of the terms hereof may be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by each of Senior Lender and each Subordinated Lender.

13.           Notice.  Any notices or other communications required or permitted to be given hereunder must be given in writing and (i) personally delivered or (ii) mailed by prepaid certified or registered mail or by Federal Express or similar courier service, to the party to whom such notice of communication is directed, to the address of such party as follows:

(a)           Mrs. Simek:

Mrs. Frances L. Simek

860 Vega Lane

Medford, WI  54451

with a copy to:

Robert W. Zimmerman, Esq.

Mallery & Zimmerman, S.C.

101 Grand Avenue

PO Box 479

Wausau, WI

(b)           Mr. Simek:

Mr. Joseph Simek

860 Vega Lane

Medford, WI  54451

with a copy to:

Robert W. Zimmerman, Esq.

Mallery & Zimmerman, S.C.

101 Grand Avenue

PO Box 479

Wausau, WI

(c)           Senior Lender:

Laurus Master Fund, Ltd.

c/o Ironshore Corporate Services Ltd.

PO Box 1234 G.T.

Queensgate House, South Church Street

Grand Cayman, Cayman Islands

Facsimile: (345) 949-9877

with a copy to:

John E. Tucker, Esq..

825 Third Avenue 14th Floor

New York, NY  10022

Facsimile:  (212) 541-4434

(d)           Borrower:

Time America, Inc.

51 West Third Street

Suite 310

Tempe, Arizona  85281

Telephone:  480-967-5800

Attn:    Thomas S. Bednarik

President and Chief Executive Officer

with copies to:

Squire, Sanders & Dempsey L.L.P.

Two Renaissance Square

40 North Central Avenue, Suite 2700

Phoenix, Arizona  85004-4498

Telephone:  602-528-4134

Facsimile:  602-253-8129

Attn:      Gregory R. Hall, Esq.

Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is mailed or personally delivered as aforesaid. Any party may change its address for purposes of this Agreement by giving notice of such change to the other parties pursuant to this Section 13.

14.           Multiple Counterparts.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

15.           Further Assurances.  Each of the parties hereto hereby agree to promptly execute and deliver to the other parties hereto any and all such further instruments and documents and to take such further action as such other parties may at any time reasonably request in order to fully effect the purposes of this Agreement.

16.           Reliance by Senior Lender; Waiver of Notices; No Representations by Senior Lender; Management of Credit Facilities by Senior Lender.  All of the Senior Debt shall be deemed to have been made or incurred in reliance upon this Agreement.  Each Subordinated Lender expressly waives all notice of the acceptance by Senior Lender of the provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement.  Each Subordinated Lender agrees that Senior Lender has not made any representation or warranty with respect to the due execution, legality, validity, completeness or enforceability of any of the Senior Loan Documents, the perfection or priority or any security interest or lien securing any or all of the Senior Debt or the collectibility of any of the Senior Debt.  Senior Lender shall be entitled to manage and supervise its credit facilities with Borrower in accordance with applicable law and its usual business practices (subject to the provisions of this Agreement), modified from time to time as it deems appropriate under the circumstances, and Senior Lender shall have no liability to any Subordinated Lender for any loss, claim or damage allegedly suffered by any Subordinated Lender in any proceeding by Senior Lender to foreclose or otherwise enforce any of its security interests in and/or liens on any of the Collateral.

17.           Financial Condition of Borrower.  Each Subordinated Lender hereby assumes responsibility for keeping itself informed of the financial condition of Borrower and any and all guarantors of the Subordinated Debt and of all other circumstances bearing upon the risk of nonpayment of the Subordinated Debt that diligent inquiry would reveal and each Subordinated

Lender hereby agrees that Senior Lender shall have no duty to advise any Subordinated Lender of any information regarding such condition or any such circumstances.

18.           Miscellaneous.

18.1         Every word herein importing the singular number shall also be construed to extend to and include the plural number also and vice versa.

18.2         In the event that any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances than those to which it is held invalid or unenforceable, shall be valid and enforceable to the fullest extent permitted by law.

18.3         This Agreement and all covenants, agreements, representations and warranties made herein shall survive and continue in full force and effect until such time as all of the Senior Debt has been indefeasibly Paid in Full.

18.4         The parties acknowledge that each party and its respective counsel have reviewed and revised this Agreement and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement.

18.5         Neither Senior Lender nor any Subordinated Lender shall be deemed to have waived any of their respective rights or remedies under this Agreement unless such waiver is in writing and signed by the party to be charged.  No delay or omission on the part of any party in exercising any such right or remedy shall operate as a waiver of any such right or remedy or any other right or remedy.  A waiver on any one occasion shall not be construed as bar to or a waiver of the same right or remedy on any future occasion.  Without limiting the generality of the foregoing, Senior Lender’s acquiescence in the payment of any sum to any Subordinated Lender in contravention of the terms of this Agreement shall not constitute a waiver of the right of Senior Lender to require prompt performance of any and all of the covenants contained in this Agreement.

18.6         Time is of the essence with respect to the payment, performance and observance of each of the covenants of each of the parties to this Agreement.

18.7         Each party hereto acknowledges that to the extent that no adequate remedy at law exists for breach of its obligations under this Agreement in the event any party fails to comply with its obligations hereunder, the other party shall have the right to obtain specific performance of the obligations of such defaulting party, injunctive relief or such other equitable relief as may be available.

18.8         The failure of any party to perform any of the terms, covenants or conditions set forth in this Agreement shall not alter, or be deemed to alter, in any way the subordination provisions hereof or the relative priorities established hereby.

19.           NO REFINANCING COMMITMENT.  Borrower and Subordinated Lenders each hereby acknowledge and agree that notwithstanding any references herein to the refunding, refinancing or extension of the Senior Debt, the Senior Lender has not impliedly or expressly committed to provide any such refunding, refinancing or extension nor have any terms of any such refunding, refinancing or extension been in any way agreed to.  Borrower and Senior Lender hereby acknowledge and agree that notwithstanding any references herein to the refinancing or extension of the Subordinated Debt, no Subordinated Lender has impliedly or expressly committed to provide such refinancing or extension, nor has any terms of any such refinancing or extension been in any way agreed to.

20.           FINAL AGREEMENT.  THIS WRITTEN SUBORDINATION AGREEMENT, THE SENIOR LOAN DOCUMENTS AND THE SUBORDINATED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

21.           WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED UPON THIS AGREEMENT OR THE SENIOR LOAN DOCUMENTS OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN). OR ACTIONS BY ANY PARTY. THIS MUTUAL WAIVER IS GIVEN AS A MATERIAL INDUCEMENT FOR THE PARTIES TO EXECUTE THIS AGREEMENT.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives have executed this Agreement as an instrument under seal as of the date first above written.

SUBORDINATED LENDERS:

FRANCES L. SIMEK

JOSEPH L. SIMEK

SENIOR LENDER:

LAURUS MASTER FUND, LTD., a Cayman Islands company,

By:
Name:
Title:

BORROWER:

TIME AMERICA, INC., a Nevada corporation

By:
Name:
Title: